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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                         Date of Report: June 20, 2001
                Date of earliest event reported: June 19, 2001

                                SONIC SOLUTIONS
            (Exact name of registrant as specified in its charter)

              California                72870                93-0925818
   (State or other jurisdiction of      (Commission File     (I.R.S.Employer
   incorporation or organization)       Number)              Identification No.)

   101 Rowland Way, Suite 110  Novato, CA                  94945
        (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:   (415) 893-8000


Exhibit Index on Page 3.

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Exhibit

                       INFORMATION INCUDED IN THIS REPORT


Items 1 through 4, and items 6, 8 and 9 Not Applicable.


ITEM 5. OTHER EVENTS.

On June 11, 2001, the Company's lawsuit against Spruce Technologies, Inc., and Kirk E. Paulsen was settled. The terms of the settlement are confidential.

ITEM 7. EXHIBITS.

A copy of the Press Release issued on June 19, 2001 is attached hereto as exhibit 99.1.

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Sonic Solutions, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Novato, State of California, on the 20th day of June, 2001.


     SONIC SOLUTIONS

                 Signature                                             Date
                 ---------                                             ----

        /s/ Robert J. Doris                                      June 20, 2001
        -------------------
            Robert J. Doris
            President and Director (Principal Executive Officer)


        /s/ A. Clay Leighton                                     June 20, 2001
        --------------------
            A. Clay Leighton
            Senior Vice President of Worldwide Operations and
            Finance and Chief Financial Officer (Principal
            Financial Accounting Officer)


EXHIBIT INDEX


     Exhibit                              Description
     -------    ----------------------------------------------------------------
      99.1      Press Release dated June 19, 2001

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